SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 ----------

                                  FORM 8-K


                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   July 13, 2000


                           GREY GLOBAL GROUP INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


              Delaware                     0-7898             13-802840
   -------------------------------     ------------     -------------------
   (State or other jurisdiction of     (Commission       (I.R.S. Employer
    incorporation or organization)     File Number)     Identification No.)

   777 Third Avenue, New York, New York                       10017
   ----------------------------------------             -------------------
   (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code   (212) 546-2000


                           GREY ADVERTISING INC.
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



ITEM 5.    OTHER EVENTS

At the Annual Meeting of Stockholders of Grey Advertising Inc. (the "Company") held on June 29, 2000, the stockholders of the Company approved amendments to the Restated Certificate of Incorporation of the Company to:
(i) change the name of the Company to Grey Global Group Inc., (ii) increase the number of authorized shares of the Company's Common Stock and Limited Duration Class B Common Stock, (iii) decrease the par value per share of the Company's authorized shares and (iv) make certain other related changes. A copy of the Restated Certificate of Incorporation of the Company that was filed with the Secretary of State of the State of Delaware on July 13, 2000 and incorporates these amendments is filed as Exhibit 3.1 hereto and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS

(c)   Exhibits

EXHIBIT NO.     EXHIBIT
-----------     -------
   3.1          Restated Certificate of Incorporation of Grey Global Group
                Inc. as filed with the Secretary of State of Delaware on July 13, 2000.




                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 20, 2000


                                           GREY GLOBAL GROUP INC.


                                           By:  /s/ Steven G. Felsher
                                              ----------------------------
                                           Name:  Steven G. Felsher
                                           Title: Executive Vice President




                             INDEX TO EXHIBITS



Exhibit No.    Exhibit
-----------    -------
    3.1        Restated Certificate of Incorporation of Grey Global Group
               Inc. as filed with the Secretary of State of Delaware on July 13, 2000.